Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
WELLSTAR INTERNATIONAL, INC.
FORM 10-KSB FOR THE YEAR ENDED AUGUST 3, 2008
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Howard Bielski, Chief Financial Officer of Wellstar International, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Annual Report on Form 10-KSB/A (the “Annual Report”) of the Company for the year ended August 3, 2008, which this certification accompanies (the "Annual Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 3, 2009	By:	/s/ Howard Bielski
Howard Bielski
Chief Financial Officer